American Beacon Alpha Quant Core Fund
American Beacon Alpha Quant Dividend Fund
American Beacon Alpha Quant Quality Fund
American Beacon Alpha Quant Value Fund
American Beacon Shapiro Equity Opportunities Fund
American Beacon Shapiro SMID Cap Equity Fund

Supplement dated April 5, 2019
to the
Statement of Additional Information dated October 28, 2018

I.	In the section “MANAGEMENT, ADMINISTRATIVE, AND DISTRIBUTION SERVICES
– The Manager”, the table on page 28 is deleted and replaced with the following:

	Alpha Quant Core Fund	Alpha Quant Dividend Fund	Alpha Quant Quality Fund	Shapiro Equity Opportunities Fund	Shapiro SMID Cap Equity Fund
Gross income earned by the fund from securities lending activities	$149	$48	$242	$785	$2,930
Fees and/or compensation paid by the fund for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$3	$1	$5	$17	$76
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$10	$3	$16	$52	$195
Administrative fees not included in revenue split	$0	$0	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0	$0	$0
Rebate (paid to borrower)	$108	$36	$176	$567	$2,015
Other fees not included in revenue split (administrative and oversight functions provided by the Manager)	$3	$1	$5	$17	$76
Aggregate fees/compensation paid by the fund for securities lending activities	$124	$41	$202	$652	$2,361
Net income from securities lending activities	$25	$7	$41	$133	$569

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE